Distributable Equity	12 Months Ended
Dec. 31, 2017
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Distributable Equity

Note 13—Distributable Equity

Share Premium Reserve

Share premium comprises the amounts received, attributable to shareholders’ equity, in excess of the nominal amount of the shares issued at the parent company’s capital increases, reduced by any expenses directly attributable to the capital increases. Under Danish legislation, share premium is an unrestricted reserve that is available to be distributed as dividends to a company’s shareholders. Also under Danish legislation, the share premium reserve can be used to offset accumulated deficits.

Foreign Currency Translation Reserve

Exchange differences relating to the translation of the results and net assets of our foreign operations from their functional currencies to our presentation currency are recognized directly in other comprehensive income and accumulated in the foreign currency translation reserve. The foreign currency translation reserve is an unrestricted reserve that is available to be distributed as dividends to a company’s shareholders.

Share-Based Payment Reserve

Warrants granted under our employee warrant program carry no rights to dividends and no voting rights. The share-based payment reserve represents the fair value of warrants recognized from grant date. Further details of the employee warrant program are provided in Note 6. Share-based payment reserce is an unrestricted reserve that is available to be distributed as dividends to a company’s shareholders.

Retained Earnings or Accumulated Deficits

Retained earnings or accumulated deficits represent the accumulated profit or losses from the Company’s operations. A positive balance of retained earnings is available to be distributed as dividends to a company’s shareholders.